SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): September 17, 2003

                               Comcast Corporation

             (Exact Name of Registrant as Specified in Its Charter)

                                  Pennsylvania

                 (State or Other Jurisdiction of Incorporation)

                 000-50093                                 27-0000798
           (Commission File Number)            (IRS Employer Identification No.)


            1500 Market Street
             Philadelphia, PA                              19102-2148
 (Address of Principal Executive Offices)                  (Zip Code)

                                 (215) 665-1700
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable

          (Former Name or Former Address, if Changed Since Last Report)


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Item 5. Other Events

     On September 17, 2003, Comcast Corporation (the "Company") issued a press release with respect to the disposition of its indirect stake in QVC, Inc., formerly a consolidated subsidiary of the Company. The press release is attached hereto as Exhibit 99.1.

Item 7(c). Exhibits.

Exhibit
Number      Description
------      -----------

99.1        Comcast Corporation press release dated September 17, 2003.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Comcast Corporation


Date: September 17, 2003                   By: /s/ Arthur R. Block
                                           ------------------------------
                                           Name:   Arthur R. Block
                                           Title:  Senior Vice President,
                                                   General Counsel
                                                   and Secretary